EXHIBIT 4.2

                   EXCHANGE AND REGISTRATION RIGHTS AGREEMENT

          EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, dated as of December 9, 2003 (the "Exchange and Registration Rights Agreement").

          WHEREAS, 21st Century Insurance Group, a Delaware corporation (the "Company"), proposes to issue and sell to Banc of America Securities LLC and Lehman Brothers Inc. ("the Initial Purchasers"), upon the terms set forth in the purchase agreement, dated December 4, 2003 (the "Purchase Agreement"), $100.0 million aggregate principal amount of the Company's 5.90% Senior Notes Due 2013 (the "Securities").

          WHEREAS, it is a condition to the Initial Purchasers' obligation to purchase the Securities that the Company enter into this Agreement;

          NOW THEREFORE, the Company hereby undertakes as follows:


  ARTICLE XICertain Definitions. For purposes of this Exchange and Registration Rights Agreement, the following terms shall have the following respective meanings:

          "Additional Interest" shall have the meaning assigned thereto in
Section 2(c) hereof.

          "Base Interest" shall mean the interest that would otherwise accrue on the Securities under the terms thereof and the Indenture, without giving effect to the provisions of this Agreement.

          The term "broker-dealer" shall mean any broker or dealer registered with the Commission under the Exchange Act.

          "Closing Date" shall mean the date on which the Securities are initially issued.

          "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

          "Effective Time," in the case of (i) an Exchange Registration, shall mean the time and date as of which the Commission declares the Exchange Registration Statement effective or as of which the Exchange Registration Statement otherwise becomes effective and
(ii) a Shelf Registration, shall mean the time and date as of which the Commission declares the Shelf Registration Statement effective or as of which the Shelf Registration Statement otherwise becomes effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor thereto, as the same shall be amended from time to time.

          "Exchange Offer" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Exchange Registration" shall have the meaning assigned thereto in
Section 3(c) hereof.

          "Exchange Registration Statement" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Exchange Securities" shall have the meaning assigned thereto in
Section 2(a) hereof.

          The term "holder" shall mean the Initial Purchasers and other persons who acquire Registrable Securities from time to time (including any successors or assigns), in each case for so long as such person is a record or beneficial owner of any Registrable Securities.

          "Indenture" shall mean the Indenture, dated as of December 9, 2003, between the Company and The Bank of New York, as trustee (the "Trustee"), as the same shall be amended from time to time.

          "Majority Holders" shall mean the holders of a majority of the aggregate principal amount of Registrable Securities outstanding; provided, however, that whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the Securities Act) shall be disregarded in determining whether such consent or approval was given by the holders of such required percentage.

          "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Exhibit A hereto.

          "Outstanding" has the meaning specified in the Indenture.

          The term "person" shall mean a corporation, association, partnership, organization, business trust, individual, government or political subdivision thereof or governmental agency.

          "Private Exchange Securities" shall have the meaning set forth in
Section 2(a) hereof.

          "Registrable Securities" shall mean the Securities other than any Exchange Securities issued in an Exchange Offer as contemplated in Section 2(a) hereof (unless such Exchange Securities are held by broker-dealers who have exchanged their Registrable Securities for Exchange Securities for the resale of such Exchange Securities, in which case such Exchange Securities will be deemed to be Registrable Securities until the resale of such Registrable Securities within the 60-day period referred to in the second paragraph of Section 2(a)); provided, however, that a Security shall cease to be a Registrable Security when
(i) in the circumstances contemplated by Section 2(b) hereof, a Shelf Registration Statement registering such Security under the Securities Act has been declared or becomes effective and such Security has been sold or otherwise transferred by the holder thereof pursuant to and in a manner contemplated by such effective Shelf Registration Statement; (ii) such Security is sold pursuant to Rule 144 under circumstances in which any legend borne by such Security relating to restrictions on transferability thereof, under the Securities Act or otherwise, is removed by the Company or pursuant to the Indenture; (iii) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144; (iv) such Securities shall have been exchanged for Private Exchange Securities pursuant to this Agreement, in which case such Private Exchange Securities will be deemed to be Registrable Securities until such time as such Private Exchange Securities are sold to a purchaser in whose hands such Private Exchange Securities are freely tradeable without any limitations or restrictions under the Securities Act; or (v) such Security shall cease to be outstanding.

          "Registration Default" shall have the meaning assigned thereto in
Section 2(c) hereof.

          "Registration Expenses" shall have the meaning assigned thereto in
Section 4 hereof.

          "Resale Period" shall have the meaning assigned thereto in Section 2(a) hereof.

          "Restricted Holder" shall mean (i) a holder that is an affiliate of the Company within the meaning of Rule 405, (ii) a holder who acquires Exchange Securities outside the ordinary course of such holder's business, (iii) a holder who has arrangements or understandings with any person to participate in the Exchange Offer for the purpose of distributing Exchange

Securities and (iv) a holder that is a broker-dealer who has exchanged its Registrable Securities for Exchange Securities for the resale of such Exchange Securities.

          "Rule 144," "Rule 405" and "Rule 415" shall mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor thereto, as the same shall be amended from time to time.

          "Shelf Registration" shall mean a registration covering the resale of Securities or Private Exchange Securities (if any) effected pursuant to Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a registration statement of the Company on Form S-3 filed pursuant to Rule 415(a)(1)(i) under the Securities Act covering the Shelf Registration, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated or deemed to be incorporated by reference therein.

          "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, or any successor thereto, and the rules, regulations and forms promulgated thereunder, all as the same shall be amended from time to time.

          Unless the context otherwise requires, any reference herein to a "Section" or "clause" refers to a Section or clause, as the case may be, of this Exchange and Registration Rights Agreement, and the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Exchange and Registration Rights Agreement as a whole and not to any particular Section or other subdivision.


                ARTICLE XII Registration Under the Securities Act.
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     SECTION 12.1.   Except as set forth in Section 2(b) below, the Company
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agrees to file under the Securities Act, no later than 120 days after the
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Closing Date, one or more registration statements relating to an offer to
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exchange (each such registration statement, an "Exchange Registration
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Statement", and each such offer, an "Exchange Offer") any and all of the
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Securities for a like aggregate principal amount of debt securities issued by
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the Company, which debt securities are substantially identical to the Securities
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(and are entitled to the benefits of a trust indenture which is substantially
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identical to the Indenture or is the Indenture and which has been qualified
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under the Trust Indenture Act), except that they have
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                                      -4-
been registered pursuant to an effective registration statement under the
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Securities Act and do not contain provisions for the additional interest
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contemplated in Section 2(c) below (any such new debt securities hereinafter
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called "Exchange Securities"). The Company agrees to use reasonable best efforts
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to cause an Exchange Registration Statement to become effective under the
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Securities Act no later than 180 days after the Closing Date. The Exchange
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Offers will be registered under the Securities Act on the appropriate form and
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will comply, in all material respects, with all applicable tender offer rules
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and regulations under the Exchange Act. The Company further agrees to use
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reasonable best efforts to commence and complete each Exchange Offer promptly,
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but no later than 45 days after such registration statement has become effective
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and exchange Exchange Securities for all Registrable Securities that have been
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properly tendered and not withdrawn on or prior to the expiration of such
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Exchange Offer.
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     An Exchange Offer will be deemed to have been "completed" only if the debt securities received by holders other than Restricted Holders in such Exchange Offer for Registrable Securities are, upon receipt, transferable by each such holder without restriction under the Securities Act and the Exchange Act and without material restrictions under the blue sky or securities laws of a substantial majority of the States of the United States of America. An Exchange Offer shall be deemed to have been completed upon the earlier to occur of (i) the Company having exchanged Exchange Securities for all outstanding Registrable Securities pursuant to the Exchange Offer and (ii) the Company having exchanged, pursuant to such Exchange Offer, Exchange Securities for all Registrable Securities that have been properly tendered and not withdrawn before the expiration of such Exchange Offer, which shall be on a date that is at least 20 business days following the commencement of such Exchange Offer. The Company agrees (x) to include in an Exchange Registration Statement a prospectus for use in any resales by any holder of Registrable Securities that is a broker-dealer and (y) to keep such Exchange Registration Statement effective for a period (the "Resale Period") beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 60th day after such Exchange Offer has been completed or such time as such broker-dealers no longer own any Registrable Securities. With respect to such Exchange Registration Statement, such holders shall have the benefit of the rights of indemnification and contribution set forth in Sections 6(a), (c) and (d) hereof. In the event the Company for any reason does not complete the Exchange Offer as contemplated in this Section 2(a), the Company shall have no further obligations under this Exchange and Registration Rights Agreement except for the payment of "Additional Interest" as provided in Section 2(c) below.

     If, at or prior to the consummation of the Exchange Offer, any Initial Purchaser holds any Securities acquired by it and having the status of an unsold allotment in the initial offering and sale of Securities pursuant to the Purchase Agreement, the Company shall, upon the request of such Initial Purchaser, simultaneously with the delivery of the Exchange Securities in the Exchange Offer to other holders, issue and deliver to such Initial Purchaser in exchange for such Securities a like principal amount of debt securities of the Company ("Private Exchange Securities") to be issued under the Indenture with terms identical to the Exchange Securities, except that such debt securities shall be subject to transfer restrictions and minimum purchase requirements, shall bear a legend relating to restrictions on ownership and transfer identical to those applicable to the Securities as a result of the issuance thereof without registration under the Securities Act and shall provide for the payment of Additional Interest. The Company shall use its reasonable best efforts to have the Private Exchange Securities bear the same CUSIP number as the Exchange Securities and, if unable to do so, the Company will, at such time as any Private Exchange Security ceases to be a "restricted security" within the meaning of Rule 144 under the Securities Act, permit any such Private Exchange Security to be exchanged for a like principal amount of Exchange Securities.

     SECTION 12.2.   (i) If, because of any change in law or applicable
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interpretations thereof by the staff of the Commission, the Company is not
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permitted to effect the Exchange Offer as contemplated by Section 2(a) hereof,
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or (ii) if for any other reason (A) the Exchange Registration Statement is not
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declared effective within 180 days following the Closing Date or (B) the
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Exchange Offer is not consummated within 45 days after effectiveness of the
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Exchange Registration Statement (provided that if the Exchange Offer
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Registration Statement shall be declared effective after such 180-day period or
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if the Exchange Offer shall be consummated after such 45-day period, then the
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Company's obligations under this clause (ii) arising from the failure of the
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Exchange Registration Statement to be declared effective within such 180-day
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period or the failure of the Exchange Offer to be consummated within such 45-day
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period, respectively, shall terminate), or (iii) if any holder (other than an
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Initial Purchaser holding Securities acquired directly from the Company as part
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of the offering and sale of Securities pursuant to the Purchase Agreement) is
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not eligible to participate in the Exchange Offer or elects to participate in
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the Exchange Offer but does not receive Exchange Securities which are freely
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tradeable without any limitations or restrictions under the Securities Act or
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(iv) upon the request of any Initial Purchaser (provided that, in the case of
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this clause (iv), such Initial Purchaser shall hold Registrable Securities
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(including, without limitation, Private Exchange Securities) that it acquired
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directly from the Company as part of the offering and sale of Securities
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pursuant to the Purchase Agreement), the Company shall, at its cost:
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          (A)     as promptly as practicable, but no later than 45 days after so required or requested pursuant to Section 2(b), file with the Commission a Shelf Registration Statement relating to the resale of the Registrable Securities by the holders from time to time in accordance with the methods of distribution elected by the Majority Holders of such Registrable Securities and set forth in such Shelf Registration Statement; provided, however, that the Company shall not be required to file any Shelf Registration Statement earlier than 120 days after the Closing Date;

          (B) use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but in no event later than 60 days after the date on which the Company files such Shelf Registration Statement.

     The Company agrees to use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required, for a period ending on the earlier of the first date that Securities continuously held by a non-affiliate become eligible to be sold pursuant to paragraph (k) of Rule 144 or such time as there are no longer any Registrable Securities outstanding, provided, however, that no holder shall be entitled to be named as a selling securityholder in such Shelf Registration Statement or to use the prospectus forming a part thereof for resales of such Registrable Securities unless such holder agrees to be bound by all of the provisions of this Agreement applicable to such holder. The Company further agrees to supplement or make amendments to such Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration. The Company further agrees, if necessary, to supplement or amend the Shelf Registration Statement if reasonably requested by the Majority Holders with respect to information relating to the holders and otherwise as required by
Section 3(c)(ii) below, to use its reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as practicable thereafter and to furnish to the holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

     SECTION 12.3.   In the event that: (i) the Exchange Registration Statement
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is not filed with the Commission on or prior to the 120 days following the
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Closing Date, or (ii) the Exchange Registration Statement is not declared
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effective by the Commission on or prior to 180 days following the Closing Date,
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or (iii) the Exchange Offer is not consummated on or prior to 45 days following
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the effective date of the Exchange Registration Statement, or (iv) if required,
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a Shelf Registration Statement is not filed with the Commission on or prior to
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45 days after the filing obligation arises, or (v) if required, a Shelf
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Registration Statement is not declared effective on or prior to the 60 days
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after the date on which the Company files such Shelf Registration Statement, or
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(vi) a Shelf Registration Statement is declared effective by the Commission but
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such Shelf Registration Statement ceases to be effective or such Shelf
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Registration Statement or the Prospectus included therein ceases to be usable in
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connection with resales of Registrable Securities for any reason (each such
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event referred to in clauses (i) through (vi), a "Registration Default" and each
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period during which a Registration Default has occurred and is continuing until
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the earlier of such time as no Registration Default is in effect or the first
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date the Securities become eligible to be sold pursuant to paragraph (k) of Rule
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144, a "Registration Default Period"), then, the Company hereby agrees to pay to
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each holder of Registrable Securities affected thereby, additional interest
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("Additional Interest"), in addition to the Base Interest, which shall accrue at
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a per annum rate of 0.25% for the first 90-day period immediately following the
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Registration Default and at a per annum rate of 0.50% for each subsequent 90-day
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period, provided that the Company shall in no event be required to pay
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Additional Interest for more than one Registration Default at any given time;
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                                      -8-
provided, however, that, if one or more Registration Defaults shall again occur,
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the interest rate shall again be increased pursuant to the foregoing provisions.
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     The Company shall notify the Trustee within three business days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). Additional Interest shall be paid by depositing with the Trustee, in trust, for the benefit of the holders of Registrable Securities, on or before the applicable seminannual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each such interest payment date to the record holder of Registrable Securities entitled to receive the interest payment to be paid on such date as set forth in the Indenture. Each obligation to pay Additional Interest shall be deemed to accrue from and including the day following the applicable Event Date.

     SECTION 12.4.   Without limiting the remedies available to the Initial
                     ------------------------------------------------------
Purchasers and the holders, the Company acknowledges that any failure by the
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Company to comply with its obligations under Sections 2(a) through 2(c) hereof
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may result in material irreparable injury to the Initial Purchasers or the
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holders for which there is no adequate remedy at law, that it will not be
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possible to measure damages for such injuries precisely and that, in the event
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of any such failure, the Initial Purchasers and any holder may obtain such
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relief as may be required to specifically enforce the Company's obligations
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under Sections 2(a) through 2(c) hereof.
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     SECTION 12.5.   The Company shall take all actions reasonably necessary or
                     ----------------------------------------------------------
advisable to be taken by it to ensure that the transactions contemplated herein
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are effected as so contemplated.
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     SECTION 12.6.   Any reference herein to a registration statement as of any
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time shall be deemed to include any document incorporated, or deemed to be
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incorporated, therein by reference as of such time and any reference herein to
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any post-effective amendment to a registration statement as of any time shall be
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deemed to include any document incorporated, or deemed to be incorporated,
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therein by reference as of such time.
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                      ARTICLE XIII Registration Procedures.
                                   -----------------------

          If the Company files a registration statement pursuant to Section 2(a) or Section 2(b), the following provisions shall apply:

     SECTION 13.1.   At or before the Effective Time of any Exchange
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Registration Statement or any Shelf Registration Statement, as the case may be,
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the Company shall qualify the Indenture under the Trust Indenture Act.
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     SECTION 13.2.   In the event that such qualification would require the
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appointment of a new trustee under the Indenture, the Company shall appoint a
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new trustee thereunder pursuant to the applicable provisions of the Indenture.
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     SECTION 13.3.   In connection with the Company's obligations with respect
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to any registration of Exchange Securities as contemplated by Section 2(a) (an
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"Exchange Registration"), if applicable, the Company shall:
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          (a)    use reasonable best efforts to prepare and file with the
Commission no later than 120 days after the Closing Date, an Exchange Registration Statement on any form which may be utilized by the Company and which shall permit such Exchange Offer and resales of Exchange Securities by broker-dealers during the Resale Period to be effected as contemplated by
Section 2(a), and use reasonable best efforts to cause such Exchange Registration Statement to become effective no later than 180 days after the Closing Date;

          (b) use reasonable best efforts to prepare and file with the Commission such amendments and supplements to such Exchange Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Exchange Registration Statement for the periods and purposes contemplated in Section 2(a) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Exchange Registration Statement, and promptly provide without cost, each broker-dealer holding Exchange Securities with such number of copies of the prospectus included therein (as then amended or supplemented), in conformity in all material respects with the requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, as such broker-dealer reasonably may request prior to the expiration of the Resale Period, for use in connection with resales of such Exchange Securities;

          (c) promptly notify each broker-dealer that has requested or received copies of the prospectus included in such registration statement (A) when such Exchange Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Exchange Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Exchange Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Exchange Registration Statement under the Securities Act or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Exchange Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (F) at any time during the Resale Period when a prospectus is required to be delivered under the Securities Act, that such Exchange Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (d)    in the event that the Company would be required, pursuant to
Section 3(c)(iii)(F) above, to notify any broker-dealers holding Exchange Securities, promptly prepare and furnish to each such holder a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of such Exchange Securities during the Resale Period, such prospectus shall conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (e) use reasonable best efforts to obtain the withdrawal or lifting of any order suspending the effectiveness of such Exchange Registration Statement or any post-effective amendment thereto at the earliest practicable date;

          (f) use reasonable best efforts to (A) register or qualify the Exchange Securities under the securities laws or blue sky laws of such jurisdictions as are contemplated by Section 2(a) no later than the commencement of an Exchange Offer, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions until the expiration of the Resale Period and (C) take any and all other actions as may be reasonably necessary or advisable to enable each broker-dealer holding Exchange Securities to consummate the disposition thereof in such jurisdictions; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(c)(vi), (2) consent to general service of process in any such jurisdiction or (3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (g) use reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required in order for the Company to effect such Exchange Registration and such Exchange Offer;

          (h) provide a CUSIP number for all such Exchange Securities, not later than the applicable Effective Time;

          (i) use reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

     SECTION 13.4.   In connection with the Company's obligations with respect
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to any Shelf Registration, if applicable, the Company shall:
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                                      -11-

          (a) use reasonable best efforts to prepare and file with the Commission, within the time periods specified in Section 2(b), a Shelf Registration Statement on any form which may be utilized by the Company and which shall register all of the Registrable Securities for resale by the holders thereof in accordance with such method or methods of disposition as may be specified by the Majority Holders included in such offering and use reasonable best efforts to cause such Shelf Registration Statement to become effective within the time periods specified in Section 2(b);

          (b) in the case of a Shelf Registration, (i) notify each holder of Registrable Securities, at least ten business days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such holders that the distribution of Registrable Securities will be made in accordance with the method elected by the Majority Holders;

          (c) The Company may require each holder of Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company the information regarding the holder and the distribution of such securities as set forth in the Notice and Questionnaire in the form of Exhibit A hereto or such other information as the Company may from time to time reasonably require for inclusion in such Registration Statement. The Company may exclude from such Shelf Registration Statement the Securities of any holder that unreasonably fails to furnish such information within 30 calendar days after receiving such request;

          (d) use reasonable best efforts to prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such Shelf Registration Statement for the period specified in Section 2(b) hereof and as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such Shelf Registration Statement;

          (e) use reasonable best efforts to comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such Shelf Registration Statement in accordance with the intended methods of disposition by the Majority Holders included in such Shelf Registration Statement;

          (f) provide (A) the holders selling Registrable Securities pursuant to any Shelf Registration Statement, (B) the underwriters (which term, for purposes of this Exchange and Registration Rights Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act), if any, thereof, (C) any sales or placement agent therefor, (D) counsel for any such underwriter or agent and (E) not more than one counsel for all the holders selling Registrable Securities pursuant to any Shelf Registration Statement the opportunity to make any changes in any Shelf Registration Statement, any Prospectus forming a part thereof, any amendment to such Shelf Registration Statement or amendment or supplement to such Prospectus a reasonable time prior to filing any of the foregoing;

          (g) for a reasonable period prior to the filing of such Shelf Registration Statement, and throughout the period specified in Section 2(b), make available at reasonable times at the Company's principal place of business or another reasonable place for inspection by the persons referred to in Section 3(d)(vi), who shall certify to the Company that they have a current intention to sell the Registrable Securities pursuant to the Shelf Registration, such financial and other information and books and records of the Company, and cause the officers and employees of the Company to respond to such inquiries, as shall be reasonably necessary, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company as being confidential, until such time as
(A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required to so disclose such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement, as the case may be, complies with applicable requirements of the federal securities laws and the rules and regulations of the Commission and does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (h) advise each holder selling Registrable Securities pursuant to a Shelf Registration Statement, any sales or placement agent therefor and any underwriter thereof (which notification may be made through any managing underwriter that is a representative of such underwriter for such purpose) (A) when such Shelf Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to such Shelf Registration Statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement under the Securities Act or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 cease to be true and correct in all material respects,
(E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (F) if at any time when a prospectus is required to be delivered under the Securities Act, that such Shelf Registration Statement, prospectus, prospectus amendment or supplement or post-effective amendment does not conform in all material respects to the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder or contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and without limitation to any other provisions of this Agreement, the Company agrees that this Section 3(d)(viii) shall also be applicable, mutatis mutandis, with respect to the Exchange Registration Statement and the prospectus included therein to the extent that such prospectus is being used by broker-dealers who have exchanged their Registrable Securities for Exchange Securities for the resale of such Exchange Securities as contemplated by Section 2(a);

          (i) use reasonable best efforts to obtain the withdrawal or lifting of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

          (j) if requested by any managing underwriter or underwriters, any placement or sales agent or any holder selling Registrable Securities pursuant to a Shelf Registration Statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such holder specifies should be included therein relating to the terms of the sale of such Registrable Securities, including information with respect to the principal amount of such Registrable Securities being sold by such holder or agent or to any underwriters, the name and description of such holder, agent or underwriter, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold by such holder or agent or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

          (k) furnish to each holder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and their respective counsel a copy of such Shelf Registration Statement, each such amendment and supplement thereto (in each case including all exhibits thereto (in the case of such holder of Registrable Securities, upon request) and documents incorporated by reference therein) and such number of copies of such Shelf Registration Statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) and of the prospectus included in such Shelf Registration Statement (including each preliminary prospectus and any summary prospectus), in conformity in all material respects with the applicable requirements of the Securities Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and such other documents, as such holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Registrable Securities owned by such holder, offered or sold by such agent or underwritten by such underwriter and to permit such holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by each such holder and by any such agent and underwriter, in each case in the form most recently provided to such person by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

          (l) use reasonable best efforts to (A) register or qualify the Registrable Securities to be included in such Shelf Registration Statement under such securities laws or blue sky laws of such jurisdictions within the United States as any holder shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the period such Shelf Registration is required to remain effective under Section 2(b) above and for so long as may be necessary to enable any such holder, agent or underwriter to complete its distribution of

Securities pursuant to such Shelf Registration Statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable each such holder, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required for any such purpose to (1) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(d)(xii), (2) consent to general service of process in any such jurisdiction or
(3) make any changes to its certificate of incorporation or by-laws or any agreement between it and its stockholders;

          (m) use reasonable best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required by the Company in order to effect such Shelf Registration or the offering or sale contemplated thereby;

          (n) provide a CUSIP number for all such Registrable Securities, not later than the applicable Effective Time;

          (o) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, including customary provisions relating to indemnification and contribution, and take such other actions in connection therewith that the Majority Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

          (p) use reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its securityholders as soon as practicable, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder).

     SECTION 13.5.   In the event that the Company would be required, pursuant
     -------------------------------------------------------------------------
to Section 3(d)(viii)(F) above, to notify the holders selling Registrable
-------------------------------------------------------------------------
Securities pursuant to a Shelf Registration Statement, the placement or sales
-----------------------------------------------------------------------------
agent, if any, therefor and the managing underwriters, if any, thereof, the
---------------------------------------------------------------------------
Company shall prepare and furnish to each such holder, to each placement or
---------------------------------------------------------------------------
sales agent, if any, and to each such underwriter, if any, a reasonable number
------------------------------------------------------------------------------
of copies of a prospectus supplemented or amended so that, as thereafter
------------------------------------------------------------------------
delivered to purchasers of such Registrable Securities, such prospectus shall
-----------------------------------------------------------------------------
conform in all material respects to the applicable requirements of the
----------------------------------------------------------------------
Securities Act and the Trust Indenture Act and the rules and regulations of the
-------------------------------------------------------------------------------
Commission thereunder and shall not contain an untrue statement of a material
-----------------------------------------------------------------------------
fact or omit to state a material fact required to be stated therein or necessary
--------------------------------------------------------------------------------
to make the statements therein, in the light of the circumstances under which
-----------------------------------------------------------------------------
they were made, not misleading. Each such holder agrees that upon receipt of any
--------------------------------------------------------------------------------
notice from the Company pursuant to Section 3(d)(viii)(F) hereof, such holder
-----------------------------------------------------------------------------
shall forthwith discontinue the disposition of the Registrable Securities
-------------------------------------------------------------------------
pursuant to the Shelf Registration Statement applicable to such Registrable
---------------------------------------------------------------------------
Securities until such holder shall have received copies of such amended or
--------------------------------------------------------------------------
supplemented prospectus; and if so directed by the Company, such holder shall
-----------------------------------------------------------------------------
deliver to the Company (at the Company's expense) all copies, other than
------------------------------------------------------------------------
permanent file copies, of the prospectus covering such Registrable Securities in
--------------------------------------------------------------------------------
such holder's possession at the time of receipt of such notice.
---------------------------------------------------------------

     SECTION 13.6.   In the event the Company is required to file a Shelf
     --------------------------------------------------------------------
Registration Statement pursuant to Section 2(b), in addition to the information
-------------------------------------------------------------------------------
required to be provided in its Notice and Questionnaire by each holder selling
------------------------------------------------------------------------------
Registrable Securities pursuant to such Shelf Registration Statement, the
-------------------------------------------------------------------------
Company may require such holder to furnish to the Company such additional
-------------------------------------------------------------------------
information regarding such holder's intended method of distribution of the
--------------------------------------------------------------------------
Registrable Securities if required in order to comply with the Securities Act.
------------------------------------------------------------------------------
Each such holder agrees to notify the Company as promptly as practicable of any
-------------------------------------------------------------------------------
inaccuracy or change in information previously furnished by such holder to the
------------------------------------------------------------------------------
Company or of the occurrence of any event in either case as a result of which
-----------------------------------------------------------------------------
any prospectus relating to such Shelf Registration contains or would contain an
-------------------------------------------------------------------------------
untrue statement of a material fact regarding such holder or such holder's
--------------------------------------------------------------------------
intended method of disposition of such Registrable Securities or omits to state
-------------------------------------------------------------------------------
any material fact regarding such holder or such holder's intended method of
---------------------------------------------------------------------------
disposition of such Registrable Securities required to be stated therein or
---------------------------------------------------------------------------
necessary to make the statements therein, in the light of the circumstances
---------------------------------------------------------------------------
under which they were made, not misleading, and promptly to furnish to the
--------------------------------------------------------------------------
Company any additional information required to correct and update any previously
--------------------------------------------------------------------------------
furnished information or required so that such prospectus shall not contain,
----------------------------------------------------------------------------
with respect to such holder or the disposition of such Registrable Securities,
------------------------------------------------------------------------------
an untrue statement of a material fact or omit to state a material fact required
--------------------------------------------------------------------------------
to be stated therein or necessary to make the statements therein, in the light
------------------------------------------------------------------------------
of the circumstances under which they were made, not misleading.
----------------------------------------------------------------

     SECTION 13.7.   Until the expiration of two years after the Closing Date,
     -------------------------------------------------------------------------
the Company will not, and will not permit any of its "affiliates" (as defined in
 -------------------------------------------------------------------------------
Rule 144) to, resell any of the Securities that have been reacquired by any of
------------------------------------------------------------------------------
them except pursuant to an effective registration statement under the Securities
--------------------------------------------------------------------------------
Act.
----

                        ARTICLE XIV Registration Expenses.
                                    ----------------------

          The Company agrees to bear and to pay or cause to be paid all expenses incident to the Company's performance of or compliance with this Exchange and Registration Rights Agreement, including (a) all Commission, stock exchange or NASD registration, filing and review fees and expenses including fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such registration, filing and review, (b) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(d)(xii) hereof and determination of their eligibility for investment under the laws of such jurisdictions as any managing underwriters or the holders may designate, including any fees and disbursements of counsel for the holders or underwriters in connection with such qualification and determination, (c) all expenses relating to the preparation, printing, production, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the expenses of preparing the Securities for delivery and the expenses of printing or producing any underwriting agreements, agreements among underwriters, selling agreements and blue sky or legal investment memoranda and all other documents in connection with the offering, sale or delivery of Securities to be disposed of (including certificates representing the Securities), (d) messenger, telephone and delivery expenses relating to the offering, sale or delivery of the Securities and the preparation of documents referred in clause (c) above, (e) fees and expenses of the Trustee under the Indenture, any agent of the Trustee and of any collateral agent or custodian, (f) internal expenses (including all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance),
(h) reasonably incurred fees, disbursements and expenses of one counsel for the holders retained in connection with a Shelf Registration, as selected by the Majority Holders (which counsel shall be satisfactory to the Company), (i) any fees charged by securities rating services for rating the Securities, (j) in the case of an underwritten offering, any fees and disbursements of the underwriters customarily paid by issuers or sellers of securities but excluding fees of counsel to the underwriters or the holders of Registrable Securities (except as provided in clause (h) above), underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities and (k) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any holder of Registrable Securities or any placement or sales agent therefor or underwriter thereof, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid after receipt of a request therefor. Notwithstanding the foregoing, the holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.


                    ARTICLE XV Representations and Warranties.
                               -------------------------------

          The Company represents and warrants to, and agrees with, the Initial Purchasers and each of the holders from time to time of Registrable Securities that:

     SECTION 15.1.   Each registration statement covering Registrable Securities
                     -----------------------------------------------------------
and each prospectus (including any preliminary or summary prospectus) contained
-------------------------------------------------------------------------------
therein or furnished pursuant to Section 3(c) or Section 3(d) hereof and any
----------------------------------------------------------------------------
further amendments or supplements to any such registration statement or
-----------------------------------------------------------------------
prospectus, when it becomes effective or is filed with the Commission, as the
-----------------------------------------------------------------------------
case may be, and, in the case of an underwritten offering of Registrable
------------------------------------------------------------------------
Securities, at the time of the closing under the underwriting agreement relating
--------------------------------------------------------------------------------
thereto, will conform in all material respects to the requirements of the
-------------------------------------------------------------------------
Securities Act and the Trust Indenture Act and will not contain an untrue
-------------------------------------------------------------------------
statement of a material fact or omit to state a material fact required to be
----------------------------------------------------------------------------
stated therein or necessary to make the statements therein in the light of the
------------------------------------------------------------------------------
circumstances then existing not misleading; and at all times subsequent to the
------------------------------------------------------------------------------
Effective Time when a prospectus would be required to be delivered under the
----------------------------------------------------------------------------
Securities Act, other than from (i) such time as a notice has been given to
---------------------------------------------------------------------------
holders of Registrable Securities pursuant to Section 3(c)(iii)(F) or Section
-----------------------------------------------------------------------------
3(d)(viii)(F) hereof until (ii) such time as the Company furnishes an amended or
--------------------------------------------------------------------------------
supplemented prospectus pursuant to Section 3(c)(iv) or Section 3(e) hereof,
----------------------------------------------------------------------------
each such registration statement, and each prospectus (including any summary
----------------------------------------------------------------------------
prospectus) contained therein or furnished pursuant to Section 3(c) or Section
------------------------------------------------------------------------------
3(d) hereof, as then amended or supplemented, will conform in all material
--------------------------------------------------------------------------
respects to the requirements of the Securities Act and the Trust Indenture Act
------------------------------------------------------------------------------
and will not contain an untrue statement of a material fact or omit to state a
------------------------------------------------------------------------------
material fact required to be stated therein or necessary to make the statements
-------------------------------------------------------------------------------
therein, in the light of the circumstances under which they were made, not
--------------------------------------------------------------------------
misleading; provided, however, that this representation and warranty shall not
------------------------------------------------------------------------------
apply to (i) statements or omissions in the registration statement or the
-------------------------------------------------------------------------
prospectus made in reliance upon and in conformity with information furnished in
--------------------------------------------------------------------------------
writing by a holder of Registrable Securities expressly for use therein and (ii)
--------------------------------------------------------------------------------
that part of the registration
statement which constitutes the Statement of Eligibility under the Trust
------------------------------------------------------------------------
Indenture Act of the Trustee.
-----------------------------

     SECTION 15.2.   The documents to be incorporated by reference in the
                     ----------------------------------------------------
prospectus, when they were filed with the Commission, conformed in all material
     --------------------------------------------------------------------------
respects to the requirements of the Exchange Act, and none of such documents
----------------------------------------------------------------------------
contained an untrue statement of a material fact or omitted to state a material
-------------------------------------------------------------------------------
fact necessary to make the statements therein, in the light of the circumstances
--------------------------------------------------------------------------------
under which they are made, not misleading; and any further documents so filed
-----------------------------------------------------------------------------
and incorporated by reference, when they are filed with the Commission, will
----------------------------------------------------------------------------
conform in all material respects to the requirements of the Exchange Act and
----------------------------------------------------------------------------
will not contain an untrue statement of a material fact or omit to state a
--------------------------------------------------------------------------
material fact necessary to make the statements therein, in the light of the
---------------------------------------------------------------------------
circumstances under which they are made, not misleading.
--------------------------------------------------------

     SECTION 15.3.   The compliance by the Company with all of the provisions of
                     -----------------------------------------------------------
this Exchange and Registration Rights Agreement and the consummation of the
---------------------------------------------------------------------------
transactions herein contemplated will not result in a breach or violation of any
--------------------------------------------------------------------------------
of the terms or provisions of, or constitute a default under (i) any indenture,
-------------------------------------------------------------------------------
mortgage, deed of trust, loan agreement or other agreement or instrument to
---------------------------------------------------------------------------
which the Company or any of its subsidiaries is a party or by which the Company
-------------------------------------------------------------------------------
or any of its subsidiaries is bound or to which any of the property or assets of
--------------------------------------------------------------------------------
the Company or any of its subsidiaries is subject, (ii) the charter or the
--------------------------------------------------------------------------
by-laws of the Company or any of its subsidiaries, or (iii) any law, statute or
-------------------------------------------------------------------------------
any order, rule or regulation of any court or governmental agency or body having
--------------------------------------------------------------------------------
jurisdiction over the Company or any of its subsidiaries or any of its or their
-------------------------------------------------------------------------------
properties, except, in the case of clauses of (i) and (iii), for such breaches,
-------------------------------------------------------------------------------
defaults and violations that would not result in a material adverse change, in
------------------------------------------------------------------------------
the condition, financial or otherwise, or in the earnings, business, operations
-------------------------------------------------------------------------------
or prospects, whether or not arising from transactions in the ordinary course of
--------------------------------------------------------------------------------
business, of the Company and its subsidiaries, considered as one entity (any
----------------------------------------------------------------------------
such change is called a "Material Adverse Change"); and no consent, approval,
-----------------------------------------------------------------------------
authorization, order, registration or qualification of or with any court or any
-------------------------------------------------------------------------------
such regulatory authority or other governmental agency or body is required for
------------------------------------------------------------------------------
the consummation by the Company of the other transactions contemplated by this
------------------------------------------------------------------------------
Exchange and Registration Rights Agreement, except for the registration of the
------------------------------------------------------------------------------
Securities under the Act, and the qualification of an indenture under the Trust
-------------------------------------------------------------------------------
Indenture Act, as contemplated by this Exchange and Registration Rights
-----------------------------------------------------------------------
Agreement, and such consents, approvals, authorizations, registrations or
-------------------------------------------------------------------------
qualifications the failure to obtain or make would not result in a Material
---------------------------------------------------------------------------
Adverse Change or affect the validity of the Securities and as may be required
------------------------------------------------------------------------------
under state securities or blue sky or insurance securities laws in connection
-----------------------------------------------------------------------------
with the offering and distribution of the Securities.
-----------------------------------------------------

                           ARTICLE XVI Indemnification.
                                       ----------------

     SECTION 16.1.   Indemnification by the Company. The Company will indemnify
                     ----------------------------------------------------------
and hold harmless each of the holders of Registrable Securities included in an
------------------------------------------------------------------------------
Exchange Registration Statement or the, Shelf Registration Statement and each
-----------------------------------------------------------------------------
person who participates as a placement or sales agent or as an underwriter and
------------------------------------------------------------------------------
each person, if any, who controls such placement or sales agent or underwriter
------------------------------------------------------------------------------
within the meaning of the Act in any offering or sale of such Registrable
-------------------------------------------------------------------------
Securities (i) against any losses, claims, damages or liabilities, joint or
---------------------------------------------------------------------------
several, to which such holder, agent, underwriter or control person may become
------------------------------------------------------------------------------
subject under the Securities Act, the Exchange Act or other federal or state
----------------------------------------------------------------------------
statutory law or regulation, or at common law or otherwise (including in
------------------------------------------------------------------------
settlement of any litigation, if such settlement is effected with the written
-----------------------------------------------------------------------------
consent of the Company), insofar as such losses, claims, damages or liabilities
-------------------------------------------------------------------------------
(or actions in respect thereof) arise out of or are based upon an untrue
------------------------------------------------------------------------
statement or alleged untrue statement of a material fact contained in any
-------------------------------------------------------------------------
Exchange Registration Statement or Shelf Registration Statement, as the case may
--------------------------------------------------------------------------------
be, under which such Registrable Securities were registered under the Securities
--------------------------------------------------------------------------------
Act, or any preliminary, final or summary prospectus contained therein or
-------------------------------------------------------------------------
furnished by the Company to any such holder, agent or underwriter, or any
-------------------------------------------------------------------------
amendment or supplement thereto, or arise out of or are based upon the omission
-------------------------------------------------------------------------------
or alleged omission to state therein a material fact required to be stated
--------------------------------------------------------------------------
therein or necessary to make the statements therein not misleading, and will
----------------------------------------------------------------------------
reimburse such holder, such agent, such underwriter and such control person for
-------------------------------------------------------------------------------
any legal or other expenses reasonably incurred by them in connection with
--------------------------------------------------------------------------
investigating or defending any such loss, claim, damage, liability or action;
-----------------------------------------------------------------------------
provided, however, that the Company shall not be liable in any such case to the
-------------------------------------------------------------------------------
extent that any such loss, claim, damage or liability arises out of or is based
-------------------------------------------------------------------------------
upon an untrue statement or alleged untrue statement or omission or alleged
---------------------------------------------------------------------------
omission made in any of such documents in reliance upon and in conformity with
------------------------------------------------------------------------------
written information furnished to the Company by such person expressly for use
-----------------------------------------------------------------------------
therein.
--------

     SECTION 16.2.   Indemnification by the Holders and any Agents and
                     -------------------------------------------------
Underwriters. The Company may require, as a condition to including any
----------------------------------------------------------------------
Registrable Securities in any registration statement filed pursuant to Section
------------------------------------------------------------------------------
2(b) hereof and to entering into any underwriting agreement with respect
------------------------------------------------------------------------
thereto, that the Company shall have received an undertaking reasonably
-----------------------------------------------------------------------
satisfactory to it from the holder of such Registrable Securities and from each
-------------------------------------------------------------------------------
underwriter named in any such underwriting agreement, severally and not jointly,
--------------------------------------------------------------------------------
to (i) indemnify and hold harmless the Company, each of its directors, each of
------------------------------------------------------------------------------
its officers who have signed any Shelf Registration Statement and each person,
------------------------------------------------------------------------------
if any, who controls the Company within the meaning of the Securities Act and
-----------------------------------------------------------------------------
all other holders of Registrable Securities, against any losses, claims, damages
--------------------------------------------------------------------------------
or liabilities to which the Company or any such director, officer, controlling
------------------------------------------------------------------------------
person or such other holders of Registrable Securities may become subject, under
--------------------------------------------------------------------------------
the Securities Act, the Exchange Act or other federal or state statutory law or
-------------------------------------------------------------------------------
regulation, or at common law or otherwise (including in settlement of any
-------------------------------------------------------------------------
litigation, if such settlement is effected with the written consent of such
---------------------------------------------------------------------------
holder, agent or underwriter), insofar as such losses, claims, damages or
-------------------------------------------------------------------------
liabilities (or actions in respect thereof) arise out of or are based upon an
-----------------------------------------------------------------------------
untrue statement or alleged untrue statement of a material fact contained in
----------------------------------------------------------------------------
such registration statement, or any preliminary, final or summary prospectus
----------------------------------------------------------------------------
contained therein or furnished by the Company to any such holder, agent or
--------------------------------------------------------------------------
underwriter, or any amendment or supplement thereto, or arise out of or are
---------------------------------------------------------------------------
based upon the omission or alleged omission to state therein a material fact
----------------------------------------------------------------------------
required to be stated therein or necessary to make the statements therein not
-----------------------------------------------------------------------------
misleading, in each case to the extent, but only to the extent, that such untrue
--------------------------------------------------------------------------------
statement or alleged untrue statement or omission or alleged omission was made
------------------------------------------------------------------------------
in reliance upon and in conformity with written information furnished to the
----------------------------------------------------------------------------
Company by such holder or underwriter expressly for use therein; and will
-------------------------------------------------------------------------
reimburse the Company, any director, officer or controlling person for any legal
--------------------------------------------------------------------------------
or other expenses reasonably incurred by the Company or any such director,
--------------------------------------------------------------------------
officer or controlling person in connection with investigating or defending any
-------------------------------------------------------------------------------
such loss, claim, damage, liability or action.
----------------------------------------------

     SECTION 16.3.   Notices of Claims, Etc. Promptly after receipt by an
                     ----------------------------------------------------
indemnified party under subsection (a) or (b) above of notice in writing of the
-------------------------------------------------------------------------------
commencement of any action, such indemnified party shall, if a claim in respect
-------------------------------------------------------------------------------
thereof is to be made against an indemnifying party pursuant to the
-------------------------------------------------------------------
indemnification provisions under this Section 6, notify such indemnifying party
-------------------------------------------------------------------------------
of the commencement of such action; but the omission to so notify the
---------------------------------------------------------------------
indemnifying party shall not relieve it from any liability which it may have to
-------------------------------------------------------------------------------
any indemnified party otherwise than under the indemnification provisions of
----------------------------------------------------------------------------
Section 6(a) or Section 6(b) hereof. In case any such action shall be brought
-----------------------------------------------------------------------------
against any indemnified party and it shall notify an indemnifying party of the
------------------------------------------------------------------------------
commencement thereof, such indemnifying party shall be entitled to participate
------------------------------------------------------------------------------
therein and, to the extent that it may wish, jointly with any other indemnifying
--------------------------------------------------------------------------------
party similarly notified, to assume the defense thereof, with counsel reasonably
--------------------------------------------------------------------------------
satisfactory to such indemnified party (who shall not, except with the consent
------------------------------------------------------------------------------
of the indemnified party, be counsel to the indemnifying party), and, after
---------------------------------------------------------------------------
notice from the indemnifying party to such indemnified party of its election so
-------------------------------------------------------------------------------
to assume the defense thereof, such indemnifying party shall not be liable to
-----------------------------------------------------------------------------
such indemnified party for any legal (other than local counsel) or other
------------------------------------------------------------------------
expenses, in each case subsequently incurred by such indemnified party, in
--------------------------------------------------------------------------
connection with the defense thereof other than reasonable costs of
------------------------------------------------------------------
investigation.  Notwithstanding the indemnifying party's election to appoint
----------------------------------------------------------------------------
counsel to represent the indemnified party in an action, the indemnified party
------------------------------------------------------------------------------
shall have the right to employ separate counsel (including local counsel), and
------------------------------------------------------------------------------
the indemnifying party shall bear the reasonable fees, costs and expenses of
----------------------------------------------------------------------------
such separate counsel only if (i) the use of counsel chosen by the indemnifying
-------------------------------------------------------------------------------
party to represent the indemnified party would present such counsel with a
--------------------------------------------------------------------------
conflict of interest; (ii) the actual or potential defendants in, or targets of,
--------------------------------------------------------------------------------
any such action include both the indemnified party and the indemnifying party
-----------------------------------------------------------------------------
and the indemnified party shall have reasonably concluded that there may be
---------------------------------------------------------------------------
legal defenses available to it and/or other indemnified parties which are
-------------------------------------------------------------------------
different from or additional to those available to the indemnifying party; (iii)
--------------------------------------------------------------------------------
the indemnifying party shall not have employed counsel reasonably satisfactory
------------------------------------------------------------------------------
to the indemnified party to represent the indemnified party within a reasonable
-------------------------------------------------------------------------------
time after notice of the institution of such action; or (iv) the indemnifying
-----------------------------------------------------------------------------
party shall authorize the indemnified party to employ separate counsel at the
-----------------------------------------------------------------------------
expense of the indemnifying party.  An indemnifying party will not, without the
-------------------------------------------------------------------------------
prior written consent of the indemnified parties, settle or compromise or
-------------------------------------------------------------------------
consent to the entry of any judgment with respect to any pending or threatened
------------------------------------------------------------------------------
claim, action, suit or proceeding in respect of which indemnification or
------------------------------------------------------------------------
contribution may be sought hereunder (whether or not the indemnified parties are
--------------------------------------------------------------------------------
actual or potential parties to such claim or action) unless such settlement,
----------------------------------------------------------------------------
compromise or consent (i) includes an unconditional release of each indemnified
-------------------------------------------------------------------------------
party from all liability arising out of such claim, action, suit or proceeding
------------------------------------------------------------------------------
and (ii) does not include a statement as to or an admission of fault,
---------------------------------------------------------------------
culpability or failure to act by or on behalf of any indemnified party.  An
---------------------------------------------------------------------------
indemnifying party shall not be liable under this Section 6 to any indemnified
------------------------------------------------------------------------------
party regarding any settlement or compromise or consent to the entry of any
---------------------------------------------------------------------------
judgment with respect to any pending or threatened claim, action, suit or
-------------------------------------------------------------------------
proceeding in respect of which indemnification or contribution may be sought
----------------------------------------------------------------------------
hereunder (whether or not the indemnified parties are actual or potential
-------------------------------------------------------------------------
parties to such claim or action) unless such settlement, compromise or consent
------------------------------------------------------------------------------
is consented to by such indemnifying party, which consent shall not be
----------------------------------------------------------------------
unreasonably withheld.
----------------------

     SECTION 16.4.   Contribution. If for any reason the indemnification
                     ---------------------------------------------------
provisions contemplated by Section 6(a) or Section 6(b) hereof are unavailable
------------------------------------------------------------------------------
to or insufficient to hold harmless an indemnified party in respect of any
--------------------------------------------------------------------------
losses, claims, damages or liabilities (or actions in respect thereof) referred
-------------------------------------------------------------------------------
to therein, then each indemnifying party shall contribute to the amount paid or
-------------------------------------------------------------------------------
payable by such indemnified party as a result of such losses, claims, damages or
--------------------------------------------------------------------------------
liabilities (or actions in respect thereof) in such proportion as is appropriate
--------------------------------------------------------------------------------
to reflect the relative fault of the indemnifying party and the indemnified
---------------------------------------------------------------------------
party in connection with the statements or omissions which resulted in such
---------------------------------------------------------------------------
losses, claims, damages or liabilities (or actions in respect thereof), as well
-------------------------------------------------------------------------------
as any other relevant equitable considerations. The relative fault of such
--------------------------------------------------------------------------
indemnifying party and indemnified party shall be determined by reference to,
-----------------------------------------------------------------------------
among other things, whether the untrue or alleged untrue statement of a material
--------------------------------------------------------------------------------
fact or omission or alleged omission to state a material fact relates to
------------------------------------------------------------------------
information supplied by such indemnifying party or by such indemnified party,
-----------------------------------------------------------------------------
and the parties' relative intent, knowledge, access to information and
----------------------------------------------------------------------
opportunity to correct or prevent such statement or omission. The parties hereto
--------------------------------------------------------------------------------
agree that it would not be just and equitable if contributions pursuant to this
-------------------------------------------------------------------------------
Section 6(d) were determined by pro rata allocation (even if the holders or any
-------------------------------------------------------------------------------
agents or underwriters or all of them were treated as one entity for such
-------------------------------------------------------------------------
purpose) or by any other method of allocation which does not take account of the
--------------------------------------------------------------------------------
equitable considerations referred to in this Section 6(d). The amount paid or
-----------------------------------------------------------------------------
payable by an indemnified party as a result of the losses, claims, damages or
-----------------------------------------------------------------------------
liabilities (or actions in respect thereof) referred to above in this subsection
--------------------------------------------------------------------------------
(d) shall be deemed to include any legal or other expenses reasonably incurred
------------------------------------------------------------------------------
by such indemnified party in connection with investigating or defending any such
--------------------------------------------------------------------------------
action or claim. Notwithstanding the provisions of this subsection (d), no
--------------------------------------------------------------------------
holder shall be required to contribute any amount in excess of the amount by
----------------------------------------------------------------------------
which the total price at which Registrable Securities sold by it were offered
-----------------------------------------------------------------------------
exceeds the amount of damages that such holder has otherwise been required to
-----------------------------------------------------------------------------
pay by reason of any untrue or alleged untrue statement or omission or alleged
------------------------------------------------------------------------------
omission.
---------


                       ARTICLE XVII Underwritten Offerings.
                                    -----------------------

     SECTION 17.1.   Selection of Underwriters. If any of the Registrable
                     ----------------------------------------------------
Securities covered by a Shelf Registration are to be sold pursuant to an
------------------------------------------------------------------------
underwritten offering, the managing underwriter or underwriters thereof shall be
--------------------------------------------------------------------------------
designated by Majority Holders of such Registrable Securities included in such
------------------------------------------------------------------------------
offering, provided that such designated managing underwriter or underwriters is
-------------------------------------------------------------------------------
or are reasonably acceptable to the Company, such acceptance not to be
----------------------------------------------------------------------
unreasonably withheld.
----------------------

     SECTION 17.2.   Participation by Holders. Each holder of Registrable
                     ----------------------------------------------------
Securities hereby agrees with each other such holder that no such holder may
----------------------------------------------------------------------------
participate in any underwritten offering hereunder unless such holder (i) agrees
--------------------------------------------------------------------------------
to sell such holder's Registrable Securities on the basis provided in any
-------------------------------------------------------------------------
underwriting arrangements approved by the persons entitled hereunder to approve
-------------------------------------------------------------------------------
such arrangements and (ii) completes and executes all questionnaires, powers of
-------------------------------------------------------------------------------
attorney, indemnities, underwriting agreements and other documents reasonably
-----------------------------------------------------------------------------
required under the terms of such underwriting arrangements.
-----------------------------------------------------------

                           ARTICLE XVIII     Rule 144.
                                             ---------

          The Company covenants to the holders of Registrable Securities that to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities in connection with that holder's sale pursuant to Rule 144, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

                            ARTICLE XIX Miscellaneous.
                                        --------------

     SECTION 19.1.   Notices.  All notices, requests, claims, demands, waivers
                     ---------------------------------------------------------
and other communications hereunder shall be in writing and shall be deemed to
-----------------------------------------------------------------------------
have been duly given when delivered by hand, if delivered personally or by
--------------------------------------------------------------------------
courier, or three days after being deposited in the mail (registered or
-----------------------------------------------------------------------
certified mail, postage prepaid, return receipt requested) as follows: If to the
--------------------------------------------------------------------------------
Company, to it at 6301 Owensmouth Avenue, 11th Floor, Woodland Hills, California
--------------------------------------------------------------------------------
91367, Facsimile: 818-704-3737, Attention:  Secretary, and if to a holder, to
-----------------------------------------------------------------------------
the address of such holder set forth in the security register or other records
------------------------------------------------------------------------------
of the Company, or to such other address as the Company or any such holder may
------------------------------------------------------------------------------
have furnished to the other in writing in accordance herewith, except that
--------------------------------------------------------------------------
notices of change of address shall be effective only upon receipt.
------------------------------------------------------------------

     SECTION 19.2.   Parties in Interest.  All the terms and provisions of this
                     ----------------------------------------------------------
Exchange and Registration Rights Agreement shall be binding upon, shall inure to
--------------------------------------------------------------------------------
the benefit of and shall be enforceable by the parties hereto and the holders
-----------------------------------------------------------------------------
from time to time of the Registrable Securities and the respective successors
-----------------------------------------------------------------------------
and assigns of the parties hereto and such holders and the directors, officers
------------------------------------------------------------------------------
and controlling persons referred to in Section 6 hereof. In the event that any
------------------------------------------------------------------------------
transferee of any holder of Registrable Securities shall acquire Registrable
----------------------------------------------------------------------------
Securities, in any manner, whether by gift, bequest, purchase, operation of law
-------------------------------------------------------------------------------
or otherwise, such transferee shall, without any further writing or action of
-----------------------------------------------------------------------------
any kind, be deemed a beneficiary hereof for all purposes and such Registrable
------------------------------------------------------------------------------
Securities shall be held subject to all of the terms of this Exchange and
-------------------------------------------------------------------------
Registration Rights Agreement, and by taking and holding such Registrable
-------------------------------------------------------------------------
Securities such transferee shall be entitled to receive the benefits of, and be
-------------------------------------------------------------------------------
conclusively deemed to have agreed to be bound by all of the applicable terms
-----------------------------------------------------------------------------
and provisions of this Exchange and Registration Rights Agreement. If the
-------------------------------------------------------------------------
Company shall so request, any such successor, assign or transferee shall agree
------------------------------------------------------------------------------
in writing to acquire and hold the Registrable Securities subject to all of the
-------------------------------------------------------------------------------
applicable terms hereof.
------------------------

     SECTION 19.3.   Survival.  The respective indemnities, agreements,
                     --------------------------------------------------
representations, warranties and each other provision set forth in this Exchange
-------------------------------------------------------------------------------
and Registration Rights Agreement or made pursuant hereto shall remain in full
------------------------------------------------------------------------------
force and effect regardless of any investigation (or statement as to the results
--------------------------------------------------------------------------------
thereof) made by or on behalf of any holder of Registrable Securities, any
--------------------------------------------------------------------------
director, officer or partner of such holder, any agent or underwriter or any
----------------------------------------------------------------------------
director, officer or partner thereof, or any controlling person of any of the
-----------------------------------------------------------------------------
foregoing, and shall survive delivery of and payment for the Registrable
------------------------------------------------------------------------
Securities pursuant to the Purchase Agreement and the transfer and registration
-------------------------------------------------------------------------------
of Registrable Securities by such holder and the consummation of an Exchange
----------------------------------------------------------------------------
Offer.
------

     SECTION 19.4.   GOVERNING LAW.  THIS EXCHANGE AND REGISTRATION RIGHTS
                     -----------------------------------------------------
AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
-------------------------------------------------------------------------------
STATE OF NEW YORK.
------------------

     SECTION 19.5.   Headings.  The descriptive headings of the several Sections
                     -----------------------------------------------------------
and paragraphs of this Exchange and Registration Rights Agreement are inserted
------------------------------------------------------------------------------
for convenience only, do not constitute a part of this Exchange and Registration
--------------------------------------------------------------------------------
Rights Agreement and shall not affect in any way the meaning or interpretation
------------------------------------------------------------------------------
of this Exchange and Registration Rights Agreement.
---------------------------------------------------

     SECTION 19.6.   Entire Agreement; Amendments.  This Exchange and
                     ------------------------------------------------
Registration Rights Agreement and the other writings referred to herein
-----------------------------------------------------------------------
(including the Indenture and the forms of Securities) or delivered pursuant
---------------------------------------------------------------------------
hereto which form a part hereof contain the entire understanding of the parties
-------------------------------------------------------------------------------
with respect to its subject matter. This Exchange and Registration Rights
-------------------------------------------------------------------------
Agreement supersedes all prior agreements and understandings between the parties
--------------------------------------------------------------------------------
with respect to its subject matter. This Exchange and Registration Rights
-------------------------------------------------------------------------
Agreement may be amended and the observance of any term of this Exchange and
----------------------------------------------------------------------------
Registration Rights Agreement may be waived (either generally or in a particular
--------------------------------------------------------------------------------
instance and either retroactively or prospectively) only by a written instrument
--------------------------------------------------------------------------------
duly executed by the Company. Each holder of any Registrable Securities at the
------------------------------------------------------------------------------
time or thereafter outstanding shall be bound by any amendment or waiver
------------------------------------------------------------------------
effected pursuant to this Section 9(f), whether or not any notice, writing or
-----------------------------------------------------------------------------
marking indicating such amendment or waiver appears on such Registrable
-----------------------------------------------------------------------
Securities or is delivered to such holder. Any such amendment may be retroactive
--------------------------------------------------------------------------------
so long as such amendment does not adversely affect the rights of any holder of
-------------------------------------------------------------------------------
Registrable Securities in any material respect. In the case of any amendment
----------------------------------------------------------------------------
that materially and adversely affects the rights of a holder of Registrable
---------------------------------------------------------------------------
Securities, such amendment must
be approved by the holders of Registrable Securities of not less than a majority
--------------------------------------------------------------------------------
of the Registrable Securities held by the materially and adversely affected
---------------------------------------------------------------------------
holders of Registrable Securities.
----------------------------------

     SECTION 19.7.   Counterparts.  This agreement may be executed by the
     --------------------------------------------------------------------
parties in counterparts, each of which shall be deemed to be an original, but
-----------------------------------------------------------------------------
all such respective counterparts shall together constitute one and the same
---------------------------------------------------------------------------
instrument.
-----------

          If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Initial Purchasers and the Company.


                                     Very truly yours,




                                     21st CENTURY INSURANCE GROUP

                                     By
                                        -------------------------------------
                                          Name:
                                          Title:

Accepted as of the date hereof:

  BANC OF AMERICA SECURITIES LLC

By:
    -----------------------------------
     Name:
     Title:

LEHMAN BROTHERS INC.


     -----------------------------------------

                     Name:


     Title:

                                                                       EXHIBIT A

                          21ST CENTURY INSURANCE GROUP

                         INSTRUCTION TO DTC PARTICIPANTS
                         -------------------------------

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                         DEADLINE FOR RESPONSE:  [DATE]
                         ------------------------------


The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in 21st Century Insurance Group (the "Company") 5.90% Senior Notes Due 2013 (the "Securities") are held.

The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

It  is  important that beneficial owners of the Securities receive a copy of the
--------------------------------------------------------------------------------
enclosed  materials  as  soon as possible as their rights to have the Securities
-----------------------------------------
included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact 21st Century Insurance Group, 6301 Owensmouth Avenue, 11th Floor, Woodland Hills, California 91367, Attention: Secretary, Facsimile: 818-704-3737.

                          21ST CENTURY INSURANCE GROUP

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire
                      ------------------------------------

                                     (Date)


Reference is hereby made to the Exchange and Registration Rights Agreement (the "Exchange and Registration Rights Agreement") between 21st Century Insurance Group (the "Company") and the Initial Purchasers named therein. Pursuant to the Exchange and Registration Rights Agreement, the Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Company's 5.90% Senior Notes Due 2013 (the "Securities"). A copy of the Exchange and Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Exchange and Registration Rights Agreement.

Each beneficial owner of Registrable Securities (as defined below) is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related prospectus.

The  term  "Registrable  Securities" is defined in the Exchange and Registration
            -----------------------
Rights  Agreement.

                                    ELECTION

The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Exchange and Registration Rights Agreement, including, without limitation, Section 6 of the Exchange and Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and Trustee the Notice of Transfer set forth in Appendix A to the Prospectus and as Exhibit B to the Exchange and Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)  (a) Full Legal Name of Selling Securityholder:

     (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) below are Held:


(2)  Address for Notices to Selling Securityholder:

     _____________

     _____________

     _____________

     Telephone:        ___________________

     Fax:              ___________________

     Contact  Person:  ___________________

(3)  Beneficial Ownership of Securities:

     Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

     (a)  Principal amount of Registrable Securities beneficially owned: $
                                                                          ------

          CUSIP No(s). of such Registrable Securities: No(s).
                                                       ---------------------

     (b) Principal amount of Securities other than Registrable Securities beneficially owned:

                  $
                  --------------------------

          CUSIP No(s). of such other Securities: No(s).
                                                 ---------------------------

     (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:
                  $
                  --------------------------

          CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement: No(s).
                                        ----------------------------

     (4)  Beneficial Ownership of Other Securities of the Company:

          Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3). State any exceptions here:

     (5)  Relationships with the Company:

          Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:



     (6)  Plan of Distribution:

          Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item
          (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

          State  any  exceptions  here:



By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Exchange and Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder's obligation under Section 3(d) of the Exchange and Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Exchange and Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

               (i)  To the Company:

                    21st Century Insurance Group
                    6301 Owensmouth Avenue, 11th Floor
                    Woodland Hills, California 91367
                    Facsimile: 818-704-3737
                    Attention: Secretary

               (ii) With a copy to:

                    Gibson, Dunn & Crutcher, LLP
                    333 South Grand Avenue
                    Los Angeles, California 90071-3197
                    Facsimile: 213-229-7520
                    Attention: Peter Ziegler

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company's counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Exchange and Registration Rights Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:_____________________


          ___________________________________________________________________
          Selling Securityholder
          (Print/type full legal name of beneficial owner of Registrable Securities)

          By: _______________________________________________________________

          Name:

          Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

               Gibson, Dunn & Crutcher, LLP
               333 South Grand Avenue
               Los Angeles, California 90071-3197
               Facsimile: 213-229-7520
               Attention: Peter Ziegler

                                                                       EXHIBIT B

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

The Bank of New York
101 Barclay Street, Floor 8W
New York, New York 10286

Attention:  Corporate  Trust  Administration

     Re:     21st  Century  Insurance  Group  (the  "Company")
             5.90%  Senior  Notes  Due  2013


Dear  Sirs:

Please be advised that ________________________ has transferred $__________
aggregate principal amount of the 5.90% Senior Notes Due 2013 pursuant to an effective Registration Statement on Form (File No. 333-___) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the 5.90% Senior Notes Due 2013 (individually and collectively known as the "Notes") is named as a "Selling Holder" in the Prospectus dated [DATE] or in supplements thereto, and that the aggregate principal amount of the Notes transferred are the Notes listed in such Prospectus opposite such owner's name.

Dated:
                                    Very truly yours,

                                        ____________________
                                        (Name)

                                    By:   _______________________
                                          (Authorized Signature)